Exhibit 99.1
Exelon Corporation John W. Rowe Chairman, President & Chief Executive Officer Sanford C. Bernstein & Co. Strategic Decisions Conference 2007 New York City May 31, 2007

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon's 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon's First Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company and PECO Energy Company (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

Company Overview Nuclear, Fossil, Hydro & Renewable Generation Power Marketing Nuclear Capacity: 16,945 MW Total Capacity: 33,234 MW 2007: Generation estimated to contribute ~80% of total operating earnings Operates largest U.S. nuclear fleet Regional Wholesale Energy

Lower Rates than Most Major US Cities (1) Reflects Energy Information Administration (EIA) forecast Source: Edison Electric Institute US Average Residential Rate Forecast: 10.65 cents/KWh (1) New York Boston San Diego Los Angeles Area San Francisco San Jose Philadelphia ComEd Detroit Phoenix Indianapolis 21.1 15.1 14.6 12.9 12.9 12.9 12.4 10.6 9 8.8 6.4 Cents / KWh 2007

Financial Performance ~9% Average Annual Growth (1) Adjusted (non-GAAP) Operating EPS 2000 2001 2002 2003 2004 2005 2006 2007E East 1.93 2.24 2.41 2.61 2.78 3.1 3.22 4 0.3 10/31/2000 11/30/2000 12/29/2000 1/31/2001 2/28/2001 3/30/2001 4/30/2001 5/31/2001 6/29/2001 7/31/2001 8/31/2001 9/28/2001 10/31/2001 11/30/2001 12/31/2001 1/31/2002 2/28/2002 3/29/2002 4/30/2002 5/31/2002 6/28/2002 7/31/2002 8/30/2002 9/30/2002 10/31/2002 11/29/2002 12/31/2002 1/31/2003 2/28/2003 3/31/2003 4/30/2003 5/30/2003 6/30/2003 7/31/2003 8/29/2003 9/30/2003 10/31/2003 11/28/2003 12/31/2003 1/30/2004 2/27/2004 3/31/2004 4/30/2004 5/31/2004 6/30/2004 7/30/2004 8/31/2004 9/30/2004 10/29/2004 11/30/2004 12/31/2004 1/31/2005 2/28/2005 3/31/2005 4/29/2005 5/31/2005 6/30/2005 7/29/2005 8/31/2005 9/30/2005 10/31/2005 11/30/2005 12/30/2005 1/31/2006 2/28/2006 3/31/2006 4/28/2006 5/31/2006 6/30/2006 7/31/2006 8/31/2006 9/29/2006 10/31/2006 11/30/2006 12/29/2006 1/31/2007 2/28/2007 3/30/2007 4/30/2007 EXC 0 10.19 16.77 0.64 9.64 10.03 15.81 14.46 8.22 -4.64 -7.14 -24.15 -28.45 -23.41 -17.8 -15.46 -14.64 -8.25 -5.94 -6.58 -8.66 -14.34 -17.46 -16.26 -11.15 -10.75 -6.16 -9.43 -11.78 -9.52 -4.8 3.68 8.22 3.98 7.48 15.87 15.78 13.72 22.07 23.21 24.52 27.72 24.14 24.53 24.5 30.52 38.95 38.35 49.4 58.78 67.77 68.45 74.2 76.24 90.1 81.46 98.81 107.3 110.28 108.52 103.02 104.62 108.94 125.77 126.13 109.46 113.81 125.73 126.61 130.88 144.75 142.99 148.77 145.35 150.04 142.36 168.14 179.45 206.7 S&P 0 -7.88 -7.43 -4.14 -12.88 -18.39 -12.06 -11.47 -13.62 -14.47 -19.82 -26.3 -24.89 -19.13 -18.42 -19.61 -21.16 -18.2 -23.15 -23.72 -29.15 -34.67 -34.24 -41.38 -36.23 -32.48 -36.44 -38.1 -39.03 -38.44 -33.38 -29.87 -28.97 -27.72 -26.31 -27.09 -22.97 -22.3 -18.22 -16.72 -15.56 -16.84 -18.14 -17.02 -15.41 -18.21 -17.88 -16.99 -15.73 -12.32 -9.33 -11.54 -9.68 -11.28 -12.96 -10.2 -10.07 -6.73 -7.58 -6.83 -8.38 -4.92 -4.89 -2.37 -2.1 -0.89 0.44 -2.44 -2.31 -1.71 0.62 3.21 6.58 8.6 10.12 11.79 9.61 10.83 15.74 UTY 0 4.03 7.1 -5.13 0.96 1.24 4.91 6.27 -0.23 -3.6 -3.34 -11.95 -11.37 -11.68 -6.87 -8.63 -10.28 -2.64 -0.85 -6.24 -9.61 -21.17 -18.28 -26.47 -28.47 -27.63 -23.95 -26.96 -29.8 -26.69 -21.29 -12.93 -11.9 -17.24 -16.18 -12 -10.98 -10.87 -5.12 -3.17 -0.81 0.49 -3.34 -2.32 -1.21 0.58 4.83 5.9 11.73 16.01 19.58 22.21 24.95 26.66 31.39 30.29 37.94 40.84 42.46 48.92 39.42 40.4 41.31 44.4 45.61 38.64 41.03 43.94 47.14 54.02 58.59 55.97 64.43 67.58 69.57 68.67 78.04 85.08 92.66 S5ELUT 0 3.94 8.71 -3.5 3 4.82 10.08 10.3 2.31 -2.9 -3.04 -12.99 -11.7 -12.42 -9.51 -11.97 -14.76 -5.72 -4.16 -7.97 -11.82 -21.36 -19.19 -26.19 -28.26 -27.1 -23.15 -25.76 -27.78 -24.78 -20.69 -12.39 -11.1 -16.12 -15 -10.76 -10.21 -10.09 -4.7 -3.19 -0.62 0.73 -2.93 -1.42 0.16 2.09 6.27 6.99 13.83 17.97 20.54 22.33 23.67 24.95 29.91 32.43 39.54 43.04 44.21 48.28 40.88 40.78 41.77 45.93 47.52 40.42 41.19 43.75 46.44 53.41 58.9 57.54 67.95 S5UTIL 0 -1.14 8.15 -2.36 1.19 0.52 6.36 2.97 -5.23 -9.6 -12.05 -22.22 -22.49 -26.64 -24.73 -27.25 -30.63 -22.19 -23.64 -30.4 -35.33 -44.37 -42.29 -49.73 -50.65 -49.36 -47.3 -48.91 -51.34 -48.96 -44.54 -38.79 -38.09 -42.12 -41.03 -38.4 -37.75 -37.68 -33.51 -32.1 -30.78 -30.09 -32.66 -32.05 -31.01 -29.87 -27 -26.37 -22.78 -19.53 -17.41 -15.72 -13.91 -12.93 -10.21 -10.07 -4.84 -2.71 -1.85 2.06 -4.4 -4.6 -3.54 -1.16 -0.07 -4.65 -3.14 -1.6 0.77 5.71 8.71 6.91 12.69 15.37 0 10/31/00 - 4/30/07 Assumes dividend reinvestment Source: Bloomberg S&P 500 16% EXC 207% UTY 93% Total Return (1) 6-year growth rate through 2006; calculated using 2000 Operating EPS of $1.93/share as base year

Deadlocked in Springfield "State-run electric company proposed" March 28, 2007 "Power struggle over electric rates heats up" April 26, 2007 "Power bill debate heats up" "Relief from electric rate hikes on table" April 25, 2007 "Madigan plan: Tax sources of electricity, like Exelon" May 18, 2007

Premier Nuclear Operator EXC (17) ETR (11) PGN (5) CEG (5) SO (6) FPL (6) TVA (5) DUK (7) D (7) Non-Fleet Operated (21) NMC (6) PEG (3) FE (4) Average 93.23 91.88 91.44 90.83 90.45 90.16 90.08 88.53 88.53 87.09 86.8 86.05 79.48 below white bar 92.7 90.6 89.4 86.5 89.3 87.1 87.7 87.2 86.6 85.9 82.9 79.4 68.3 Range 0.91 2.71 5.48 7.25 3.62 5.75 5.26 2.74 4.82 2.31 8.05 13.02 18.93 Range of Fleet 2-Year Avg. Capacity Factor (2002-2006) Range 5-Year Average 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Industry 71.1 78.2 85.3 88.1 89.4 90.3 87.9 90.1 89.3 89.8 Exelon 48.8 69.8 89.4 93.8 94.4 92.7 93.4 93.5 93.5 93.9 Average Capacity Factor Percent Percent EXC 93.2% Sources: Platt's, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy) Note: Exelon data prior to 2000 represents ComEd-only nuclear fleet

ComEd CARE Program Helping Our Customers Reduce Their Electricity Bills

Addressing Climate Change Support competitive markets Support new low-carbon generation sources Amanda Graham, 2006

Appendix - GAAP Reconciliation

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

GAAP EPS Reconciliation Year Ended December 31, 2006 2006 GAAP Reported EPS $2.35 Mark-to-market adjustments from economic hedging activities (0.09) Investments in synthetic fuel-producing facilities 0.04 Charges related to now terminated merger with PSEG 0.09 Severance charges 0.03 Nuclear decommissioning obligation reduction (0.13) Recovery of debt costs at ComEd (0.08) Impairment of ComEd's goodwill 1.15 Recovery of Severance Costs at ComEd (0.14) 2006 Adjusted (non-GAAP) Operating EPS $3.22

2007 Earnings Outlook Exelon's outlook for 2007 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following: mark-to-market adjustments from economic hedging activities investments in synthetic fuel-producing facilities significant impairments of intangible assets, including goodwill significant changes in decommissioning obligation estimates other unusual items any future changes to GAAP GAAP guidance excludes the impact of unusual items which the Company is unable to forecast, including any future changes to GAAP Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather